PROPERTY AND EQUIPMENT (Tables)	6 Months Ended
Jun. 30, 2021
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment, net, consisted of the following:

	June 30, 2021	December 31, 2020

Property and machinery	$8,266	$8,728
Fixtures, fittings and office equipment	292	294
Land and buildings	1,680	1,674
Total cost	10,238	10,696
Accumulated depreciation	(5,705)	(5,614)
Total property and equipment, net	$4,533	$5,082